UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2007

Innovo Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In connection with the Dissolution Agreement entered into on February 1, 2007 by and between Joe’s Jeans Inc., the wholly owned subsidiary of Innovo Group Inc. (the "Company"), and Beyond Blue Inc. ("BBI") and previously disclosed and filed on a Current Report on Form 8-K dated February 7, 2007, on May 25, 2007, the Company filed an arbitration claim asserting its right to recover unpaid invoices owed to the Company by BBI under the dissolved Master Distribution Agreement ("MDA"). Under the terms of the Dissolution Agreement, the parties were obligated to file any and all claims in accordance with the arbitration provision in the MDA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovo Group Inc.

May 25, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: Chief Executive Officer (Principal Executive Officer), President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)